UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2719

DWS U.S. Government Securities Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS U.S. Government Securities Fund

(formerly Scudder U.S. Government Securities Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The guarantee on US government guaranteed securities relates only to the prompt payment of principal and interest and does not remove market risks. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B, C, M and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class M shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for all periods shown for Class B and Class M shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS U.S. Government Securities Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	.64%	.72%	2.06%	3.98%	5.40%
Class B	.18%	-.24%	1.11%	3.03%	4.45%
Class C	.23%	.00%	1.19%	3.13%	4.52%
Institutional Class	.69%	.83%	2.23%	4.16%	5.63%
Lehman Brothers GNMA Index+	1.02%	1.65%	2.94%	4.75%	6.21%
DWS U.S. Government Securities Fund	6-Month*	Life of Class*
Class M	.75%	.42%
Lehman Brothers GNMA Index+	1.02%	1.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class M shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class M	Institutional Class
Net Asset Value: 4/30/06	$ 8.28	$ 8.26	$ 8.29	$ 8.28	$ 8.26
10/31/05	$ 8.41	$ 8.39	$ 8.42	$ 8.41	$ 8.39
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .19	$ .15	$ .15	$ .19	$ .19
April Income Dividend	$ .0350	$ .0287	$ .0294	$ .0365	$ .0357
SEC 30-day Yield as of 4/30/06**	4.33%	3.60%	4.20%	4.68%	4.77%
Current Annualized Distribution Rate as of 4/30/06**	5.07%	4.17%	4.26%	5.29%	5.19%

** The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield would have been 3.06% and 4.22% for Class B and Class M, respectively, had certain expenses not been reduced. The current annualized distribution rate would have been 3.63% and 4.83% for Class B and Class M, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class A Lipper Rankings — GNMA Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	39	of	62	62
3-Year	31	of	62	50
5-Year	26	of	51	50
10-Year	16	of	31	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS U.S. Government Securities Fund — Class A [] Lehman Brothers GNMA Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,619	$10,152	$11,606	$16,161
	Average annual total return	-3.81%	.50%	3.02%	4.92%
Class B	Growth of $10,000	$9,687	$10,148	$11,513	$15,459
	Average annual total return	-3.13%	.49%	2.86%	4.45%
Class C	Growth of $10,000	$10,000	$10,362	$11,668	$15,564
	Average annual total return	.00%	1.19%	3.13%	4.52%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,165	$10,910	$12,609	$18,260
	Average annual total return	1.65%	2.94%	4.75%	6.21%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 4/30/06
DWS U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,008,300	$1,068,400	$1,226,300	$1,728,600
	Average annual total return	.83%	2.23%	4.16%	5.63%
Lehman Brothers GNMA Index+	Growth of $1,000,000	$1,016,500	$1,091,000	$1,260,900	$1,826,000
	Average annual total return	1.65%	2.94%	4.75%	6.21%

The $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and Class M Shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class M	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,006.40	$ 1,001.80	$ 1,002.30	$ 1,007.50	$ 1,006.90
Expenses Paid per $1,000*	$ 4.23	$ 8.88	$ 8.04	$ 3.48	$ 3.18
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class M	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,020.58	$ 1,015.92	$ 1,016.76	$ 1,021.32	$ 1,021.62
Expenses Paid per $1,000*	$ 4.26	$ 8.95	$ 8.10	$ 3.51	$ 3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class M	Institutional Class
DWS U.S. Government Securities Fund	.85%	1.79%	1.62%	.70%	.64%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager William Chepolis discusses market conditions and investment strategy during the fund's most recent semiannual period ended April 30, 2006.

Q: Will you describe the investing environment for mortgage securities over the six months ended April 30, 2006?

A: During the period, the biggest underlying trend affecting the fixed-income markets continued to be the ongoing, gradual increase in short-term interest rates engineered by the Federal Reserve Board (the Fed). The Fed adjusted the benchmark fed funds rate upward four times over the period in 25-basis-point (0.25%) increments, from 3.75% to its current 4.75%. Short-term rates followed the fed funds rate higher, while longer-term rates rose as well, breaking out of their relatively narrow trading range of the last two years. The net result was that bond prices, which generally move in the opposite direction of interest rates, came under pressure during the period.

While returns were modest in this environment, mortgage-backed securities held up well relative to most other fixed-income investments, as rising interest rates continued to moderate homeowner refinancing of mortgages. In managing the fund, we monitor mortgage refinancing activity closely, as this is a good indicator of the fund's exposure to prepayment risk.1 Managing this prepayment risk helps to maximize the returns the fund looks to pay out in the form of dividends to shareholders. For the period, the refinancing index, which indicates the number of mortgage refinance applications being filed week to week, indicated a moderating of prepayment activity for mortgage holders. This was one of the reasons we continued to invest a significant percentage of the fund in higher-coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages and often yield less due to high prepayment rates).2

1 In return for yields that historically have averaged one and one- quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many home owners decide to refinance at a lower rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. [Source: Mutual Fund Education Alliance]

Q: How did the fund perform in this environment?

A: For the six months ended April 30, 2006, the fund's Class A shares posted a 0.64% net total return, compared with the 1.02% return of its benchmark, the Lehman Brothers GNMA Index.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.) The fund's return slightly lagged the 0.72% return of its average peer in the Lipper GNMA Funds category for the period.4 At the close of the six-month period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 5.8 years, compared with 4.11 years for the Lehman Brothers GNMA Index.5

2 Coupon is the interest rate on a bond that the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the home owner pays to the mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where home owners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

3 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 The Lipper GNMA Funds category is comprised of funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. For the one-, five- and 10-year periods this category's average was 0.84% (62 funds), 4.03% (51 funds) and 5.33% (31 funds), respectively, as of 4/30/06. It is not possible to invest directly into a Lipper category.

Q: Will you review in broad terms how you manage the fund?

A: In managing the fund, we seek to provide a high level of current income while also working to limit the volatility of fund returns relative to the Lehman Brothers GNMA Index. Our first focus is on the fund's allocation between GNMAs and Treasury securities — both of which are backed by the full faith and credit of the US government.6

5 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates, and the price should fall by 5% for a one-percentage-point rise in interest rates.

6 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

In putting together the fund's GNMA allocation, we conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include loan age, loan size, geographic concentrations, and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and home-owners in certain regions tend to refinance less frequently. We believe that through this assessment we can help control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities that are trading at a price below par and that we hope will prepay at a higher rate, thereby increasing our return.

We do not believe we can consistently and profitably predict the direction of interest- rates, so we do not try to choose securities based on their duration. Instead, we look for securities that we feel are cheap relative to the Lehman Brothers GNMA Index.

Q: What were the fund's primary strategies during the period?

A: As noted, the first decision is the allocation between GNMAs and Treasuries. As the yield advantage provided by GNMAs narrowed during the period, we increased our exposure to Treasuries, which peaked in April at around 7% of assets. While GNMA spreads continued to tighten early in the period, the fund's Treasury exposure began to help performance as the period progressed, so on balance, this trade was more or less a neutral factor in performance.

Given a backdrop of reasonably strong growth and a continued steady approach to raising interest rates by the Federal Reserve policy makers, we chose to maintain our emphasis on higher coupon mortgages, as we viewed the risk/return tradeoff as favoring these issues relative to lower coupons. In short, we expected rising interest rates along with a slowing housing market to translate into falling prepayment risk for higher coupon issues and thereby enable the fund to earn a consistent level of attractive income. This focus on higher coupons held back performance early in the period as some of the pools that we found especially attractive based on their smaller underlying loan balances were not favored by market participants.

In addition, early in the period we took a modest position of about 3% in Fannie Mae (FNMA) securities as we believed conventional mortgage backeds were favorably valued relative to GNMAs. This held back performance somewhat as GNMA valuations rose further relative to FNMAs.

In addition to focusing on mortgage pools with certain characteristics, the fund has the ability to manage prepayment risk by performing mortgage dollar rolls. Simply stated, a dollar roll involves the fund contracting to buy a mortgage-backed security at a future date, and in the interim, investing the purchase amount in short-term, high-quality interest-paying instruments. This strategy entails little risk to principal and can help reduce

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of home owners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, home owners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly, and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors, and the securities may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

exposure to prepayments while providing a boost to the fund's income. With the increase in interest rates, that strategy is less attractive for the fund. We are currently dollar-rolling about 10% of the fund's assets, well below the 33% maximum allowed. With respect to the fund's short-term assets held against dollar rolls, we have increased the fund's exposure to instruments with floating rates that stand to benefit from further Fed increases.

Q: How do you assess the economic environment for mortgage securities at present?

A: GNMAs and most other mortgage-backed securities tend to do best in an environment of relatively stable interest rates. Sharply falling rates promote rapid prepayment of underlying mortgages, making investors less willing to pay for threatened cash flows, whereas rapid upward movement in rates makes the yields on current coupon issues less attractive, while also extending durations and increasing interest-rate risk.

The signals are currently somewhat mixed with respect to growth and inflation, and the new Fed chairman Ben Bernanke has indicated that the direction of short-term interest rates going forward will depend on the economic data. Growth for the first quarter of 2006 was unexpectedly strong, but was given a boost by the unseasonably warm weather. While job creation has generally been moderate, the unemployment rate remained at 4.7% for April, indicating that there is not a lot of slack in the labor market. Despite reasonably strong employment and high commodity prices, the recent inflation numbers have been encouraging, with moving averages for both the producer and consumer gauges moderating from six months ago. Finally, foreign demand has helped to keep US interest rates low and also helped to moderate inflation by supporting the dollar. However, there is concern over whether the current levels of support from abroad will continue.

On balance, we expect one or two additional increases in short-term rates from the Fed, which would support our strategy of focusing on higher-coupon issues. That said, we have broadened the fund's coupon exposure somewhat, as we do not expect mortgage-backed performance leadership to coalesce around any one segment in the current environment. We will continue to be watching closely to see if a slowing housing market and high prices for energy and other commodities take a meaningful toll on the consumer's confidence and willingness to spend. This scenario has the potential to slow the economy and in some cases could cause the Fed to reverse course and begin easing earlier than would otherwise be the case.

Going forward, we will continue to closely monitor the economy and the Federal Reserve as we seek to position the fund in the most attractive combination of mortgage-backed and Treasury issues.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excluding Securities Lending Collateral)	4/30/06	10/31/05

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	76%	73%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	14%	22%
US Treasury Obligations	7%	5%
Cash Equivalents	3%	—
	100%	100%
Credit Quality	4/30/06	10/31/05

AAA	100%	100%
Interest Rate Sensitivity	4/30/06	10/31/05

Average Maturity	7.8 years	5.8 years
Average Duration	5.8 years	4.7 years

Asset allocation, credit quality and interest rate sensitivity are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

US Treasury Obligations 8.5%
US Treasury Bill, 4.58%**, 7/20/2006 (a)	1,385,000	1,370,904
US Treasury Notes:
4.0%, 8/31/2007 (b)	46,000,000	45,464,514
4.0%, 2/15/2015 (b)	4,100,000	3,798,904
4.25%, 11/30/2007 (b)	27,000,000	26,736,318
4.375%, 12/31/2007 (b)	95,000,000	94,209,600
4.5%, 11/15/2010 (b)	45,000,000	44,249,400
Total US Treasury Obligations (Cost $218,320,425)		215,829,640

Agencies Not Backed by the Full Faith and Credit of the US Government 9.5%
US Government Sponsored Agencies 0.4%
Tennessee Valley Authority, 4.75%, 8/1/2013	10,200,000	9,830,281

US Government Sponsored Agency Sponsored Pass-Throughs 9.1%
Federal Home Loan Bank, 5.0%, 3/1/2013	11,705,113	11,070,319
Federal Home Loan Mortgage Corp.:
4.5%, 4/1/2019	28,227	26,893
4.622%*, 2/1/2035	6,962,967	6,786,328
5.0%, with various maturities from 1/1/2019 until 9/1/2035	75,158,920	71,144,787
5.5%, with various maturities from 3/1/2033 until 4/1/2033	3,304,766	3,219,246
6.5%, with various maturities from 9/1/2032 until 7/1/2035	4,799,290	4,878,201
7.0%, with various maturities from 10/1/2030 until 9/1/2032	4,926,499	5,065,463
7.5%, with various maturities from 6/1/2027 until 1/1/2033	3,149,941	3,286,532
8.0%, with various maturities from 2/1/2017 until 7/1/2030	42,378	44,710
8.5%, with various maturities from 12/1/2016 until 7/1/2030	19,165	20,432
10.25%, 3/1/2016	118,541	124,250
Federal National Mortgage Association:
4.606%*, 1/1/2035	15,257,460	14,886,967
4.669%*, 2/1/2035	11,303,908	11,086,882
4.746%*, 5/1/2035	18,991,815	18,572,263
5.5%, with various maturities from 5/1/2025 until 11/1/2034	67,128,190	65,322,632
6.0%, 8/1/2035	3,304,169	3,287,714
6.5%, 7/1/2035	364,673	370,485
7.0%, with various maturities from 12/1/2030 until 11/1/2034	9,658,392	9,935,796
8.0%, with various maturities from 12/1/2008 until 12/1/2024	368,640	388,997
8.5%, with various maturities from 6/1/2030 until 9/1/2030	27,243	29,372
9.0%, with various maturities from 12/1/2016 until 4/1/2030	60,281	65,757
11.5%, 5/1/2018	4,707	5,099
		229,619,125
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $247,898,619)		239,449,406

Agencies Backed by the Full Faith and Credit of the US Government 82.5%
Government National Mortgage Association:
4.5%, with various maturities from 2/15/2018 until 8/15/2018	15,297,078	14,720,714
5.0%, with various maturities from 5/15/2033 until 12/15/2035	309,743,548	296,238,606
5.5%, with various maturities from 12/15/2028 until 1/15/2036	901,614,137	883,169,851
6.0%, with various maturities from 11/15/2014 until 1/15/2036	549,851,519	551,410,396
6.5%, with various maturities from 7/15/2008 until 1/20/2036	219,733,267	224,951,982
7.0%, with various maturities from 1/15/2008 until 10/15/2033	45,757,607	47,361,324
7.5%, with various maturities from 5/15/2009 until 12/15/2032	43,257,988	45,402,585
8.0%, with various maturities from 9/15/2014 until 6/15/2032	7,092,514	7,585,572
8.5%, with various maturities from 8/15/2008 until 1/15/2031	2,781,439	3,002,944
9.0%, with various maturities from 9/15/2017 until 7/15/2030	3,442,176	3,730,993
9.5%, with various maturities from 6/15/2009 until 5/15/2025	4,654,250	5,099,095
10.0%, with various maturities from 11/15/2009 until 8/15/2022	2,959,721	3,247,026
10.5%, with various maturities from 4/15/2013 until 12/15/2021	1,592,611	1,759,365
11.0%, 4/20/2019	3,280	3,542
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $2,137,153,873)		2,087,683,995
Collateralized Mortgage Obligations 14.1%
Fannie Mae Grantor Trust, "B", Series 2002-T3, 5.763%, 12/25/2011	10,000,000	10,179,271
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	5,531,426	5,754,010
Federal Home Loan Mortgage Corp.:
"PO", Series 228, Principal Only, Zero Coupon, 2/1/2035	15,393,823	11,357,509
"PF", Series 2962, 5.151%*, 3/15/2035	32,269,493	32,201,973
"FA", Series 2981, 5.301%*, 3/15/2035	3,303,842	3,299,498
"JF", Series 2704, 5.451%*, 5/15/2023	18,345,602	18,466,734
"IO", Series 228, Interest Only, 6.0%, 2/1/2035	15,393,823	3,904,643
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	2,709	2,275
"IN", Series 2003-84, Interest Only, 4.5%, 4/25/2013	14,130,313	706,663
"IC", Series 2003-92, Interest Only, 4.5%, 4/25/2013	32,776,222	1,779,175
"PF", Series 2005-59, 5.209%*, 5/25/2035	20,322,566	20,300,721
"FC", Series 2005-58, 5.209%*, 7/25/2035	48,235,937	48,186,100
"F", Series 204-29, 5.359%*, 5/25/2034	1,475,874	1,454,676
Government National Mortgage Association:
"HO", Series 2005-95, Principal Only, Zero Coupon, 2/16/2032	3,992,802	3,255,040
"JO", Series 2004-34, Principal Only, Zero Coupon, 2/20/2034	4,147,956	3,109,285
"PO", Series 2005-82, Principal Only, Zero Coupon, 10/20/2035	2,791,006	2,166,651
"IM", Series 2004-4, Interest Only, 5.0%, 7/16/2026	15,834,744	1,026,122
"KI", Series 2004-19, Interest Only, 5.0%, 10/16/2027	19,023,213	1,588,503
"A", Series 2005-80, 5.0%, 10/20/2031	22,210,838	21,791,348
"FA", Series 2005-18, 5.123%*, 10/20/2032	20,000,000	20,007,360
"AF", Series 2005-48, 5.123%*, 6/20/2035	41,307,230	41,141,761
"GF", Series 2005-58, 5.123%*, 8/20/2035	13,982,100	13,962,110
"F", Series 2005-84, 5.16%*, 11/16/2035	29,243,139	28,992,692
"PF", Series 2005-53, 5.173%*, 1/20/2035	34,425,000	34,165,515
"FG", Series 2002-76, 5.31%*, 10/16/2029	3,237,804	3,262,911
"TZ", Series 2003-85, 5.5%, 10/20/2033	17,205,620	15,026,721
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,682,661
"ZB", Series 1998-21, 6.5%, 9/20/2028	4,716,375	4,783,535
Total Collateralized Mortgage Obligations (Cost $360,624,235)		356,555,463
	Shares	Value ($)

Securities Lending Collateral 8.5%
Daily Assets Fund Institutional, 4.82% (c) (d) (Cost $215,847,500)	215,847,500	215,847,500

Cash Equivalents 3.9%
Cash Management QP Trust, 4.78% (e) (Cost $97,752,184)	97,752,184	97,752,184
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,277,596,836)+	127.0	3,213,118,188
Other Assets and Liabilities, Net	(27.0)	(683,560,575)
Net Assets	100.0	2,529,557,613

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2006.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $3,277,545,632. At April 30, 2006, net unrealized depreciation for all securities based on tax cost was $64,427,444. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,660,778 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $66,088,222.

(a) At April 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $212,256,619 which is 8.4% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At April 30, 2006, open futures contracts purchased were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10-Year US Treasury Note	6/21/2006	1,700	182,348,012	179,482,813	(2,865,199)
10-Year US Treasury Note	9/20/2006	388	41,002,195	40,921,875	(80,320)
Total net unrealized depreciation					(2,945,519)

At April 30, 2006, open futures contracts sold were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year Interest Rate Swap	6/19/2006	633	66,710,060	65,297,906	1,412,154
2-Year US Treasury Note	6/30/2006	169	34,451,080	34,431,110	19,970
Total net unrealized appreciation					1,432,124

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and the Government National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,963,997,152) — including $212,256,619 of securities loaned	$ 2,899,518,504
Investment in Daily Assets Fund Institutional (cost $215,847,500)*	215,847,500
Investment in Cash Management QP Trust (cost $97,752,184)	97,752,184
Total investments in securities, at value (cost $3,277,596,836)	3,213,118,188
Cash	147,315
Receivable for investments sold	93,277,881
Interest receivable	15,086,914
Receivable for Fund shares sold	325,199
Receivable for daily variation margin on open futures contracts	248,666
Other assets	82,805
Total assets	3,322,286,968
Liabilities
Payable for investments purchased	4,714,544
Payable for Fund shares redeemed	4,126,789
Payable upon return of securities loaned	215,847,500
Payable for when issued and forward delivery securities	291,017,440
Payable for investments purchased — mortgage dollar rolls	274,475,082
Accrued management fee	913,045
Other accrued expenses and payables	1,634,955
Total liabilities	792,729,355
Net assets, at value	$ 2,529,557,613
Net Assets
Net assets consist of: Undistributed net investment income	15,163,072
Net unrealized appreciation (depreciation) on: Investments	(64,478,648)
Futures	(1,513,395)
Accumulated net realized gain (loss)	(158,437,584)
Paid-in capital	2,738,824,168
Net assets, at value	$ 2,529,557,613

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($2,316,018,533 ÷ 279,727,598 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.28
Maximum offering price per share (100 ÷ 95.50 of $8.28)	$ 8.67

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($66,728,099 ÷ 8,075,865 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.26

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($45,864,203 ÷ 5,530,938 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.29

Class M

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($100,815,245 ÷ 12,174,568 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.28
Institutional Class Net Asset Value, offering and redemption price(a) per share ($131,533 ÷ 15,919 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.26

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 67,299,998
Interest — Cash Management QP Trust	819,626
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	168,639
Total Income	68,288,263
Expenses: Management fee	5,575,286
Distribution service fees	3,324,810
Services to shareholders	2,231,768
Custodian fees	16,997
Auditing	37,828
Legal	36,951
Trustees' fees and expenses	34,030
Reports to shareholders	187,945
Registration fees	36,826
Other	322,430
Total expenses before expense reductions	11,804,871
Expense reductions	(77,170)
Total expenses after expense reductions	11,727,701
Net investment income (loss)	56,560,562
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(15,519,359)
Futures	(3,045,353)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
(18,564,712)
Net unrealized appreciation (depreciation) during the period on: Investments	(20,947,115)
Futures	2,008,138
(18,938,977)
Net gain (loss) on investment transactions	(37,503,689)
Net increase (decrease) in net assets resulting from operations	$ 19,056,873

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income	$ 56,560,562	$ 108,072,633
Net realized gain (loss) on investment transactions	(18,564,712)	3,303,417
Net unrealized appreciation (depreciation) during the period on investment transactions	(18,938,977)	(77,898,560)
Net increase (decrease) in net assets resulting from operations	19,056,873	33,477,490
Distributions to shareholders from: Net investment income: Class A	(53,555,579)	(112,939,267)
Class B	(1,284,994)	(3,244,262)
Class C	(894,089)	(1,881,568)
Class M	(2,570,219)	(1,545,695)
Institutional Class	(4,281)	(8,524)
Fund share transactions: Proceeds from shares sold	39,375,726	117,160,941
Net Assets acquired in Tax-free reorganization	—	248,615,161
Reinvestment of distributions	41,117,342	84,512,849
Cost of shares redeemed	(304,180,379)	(640,200,859)
Redemption fees	1,948	2,162
Net increase (decrease) in net assets from Fund share transactions	(223,685,363)	(189,909,746)
Increase (decrease) in net assets	(262,937,652)	(276,051,572)
Net assets at beginning of period	2,792,495,265	3,068,546,837
Net assets at end of period (including undistributed net investment income of $15,163,072 and $16,911,672, respectively)	$ 2,529,557,613	$ 2,792,495,265

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.41	$ 8.66	$ 8.62	$ 8.80	$ 8.82	$ 8.34
Income from investment operations: Net investment income[c]	.17	.32	.28	.21	.39	.51
Net realized and unrealized gain (loss) on investment transactions	(.11)	(.21)	.09	(.04)	.07	.50
Total from investment operations	.06	.11	.37	.17	.46	1.01
Less distributions from: Net investment income	(.19)	(.36)	(.33)	(.35)	(.48)	(.53)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 8.28	$ 8.41	$ 8.66	$ 8.62	$ 8.80	$ 8.82
Total Return (%)[d]	.64**	1.25	4.28	2.08	5.40	12.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,316	2,532	2,877	3,273	3,735	3,908
Ratio of expenses before expense reductions (%)	.85*	.81	.83	.82	.84	.83[e]
Ratio of expenses after expense reductions (%)	.85*	.81	.83	.82	.84	.81[e]
Ratio of net investment income (%)	4.28*	3.76	3.22	2.40	4.57	5.99
Portfolio turnover rate (%)[f]	89*	101	221	390	396	83

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.10% to 4.57%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 236%, 312%, 295%, 484%, 461% and 101% for the periods ended April 30, 2006, October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.64	$ 8.60	$ 8.78	$ 8.80	$ 8.33
Income from investment operations: Net investment income[c]	.14	.24	.19	.14	.32	.43
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.22)	.10	(.04)	.06	.49
Total from investment operations	.02	.02	.29	.10	.38	.92
Less distributions from: Net investment income	(.15)	(.27)	(.25)	(.28)	(.40)	(.45)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 8.26	$ 8.39	$ 8.64	$ 8.60	$ 8.78	$ 8.80
Total Return (%)[d]	.18e**	.25	3.31[e]	1.25	4.52	11.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	82	126	189	261	220
Ratio of expenses before expense reductions (%)	1.88*	1.72	1.88	1.67	1.63	1.68[f]
Ratio of expenses after expense reductions (%)	1.79*	1.72	1.81	1.67	1.63	1.66[f]
Ratio of net investment income (%)	3.34*	2.85	2.24	1.55	3.78	5.14
Portfolio turnover rate (%)[g]	89*	101	221	390	396	83

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.31% to 3.78%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.66% and 1.66%, respectively.

[g] The portfolio turnover rates including mortgage dollar roll transactions were 236%, 312%, 295%, 484%, 461% and 101% for the periods ended April 30 , 2006, October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.42	$ 8.67	$ 8.63	$ 8.80	$ 8.82	$ 8.35
Income from investment operations: Net investment income[c]	.14	.25	.20	.14	.33	.45
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.22)	.10	(.02)	.06	.48
Total from investment operations	.02	.03	.30	.12	.39	.93
Less distributions from: Net investment income	(.15)	(.28)	(.26)	(.29)	(.41)	(.46)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 8.29	$ 8.42	$ 8.67	$ 8.63	$ 8.80	$ 8.82
Total Return (%)[d]	.23**	.34	3.50	1.32	4.48	11.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	54	65	88	105	79
Ratio of expenses before expense reductions (%)	1.62*	1.63	1.75	1.60	1.58	1.61[e]
Ratio of expenses after expense reductions (%)	1.62*	1.63	1.75	1.60	1.58	1.59[e]
Ratio of net investment income (%)	3.51*	2.94	2.30	1.62	3.83	5.21
Portfolio turnover rate (%)[f]	89*	101	221	390	396	83

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.36% to 3.83%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 236%, 312%, 295%, 484%, 461% and 101% for the periods ended April 30, 2006, October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class M Years Ended October 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.41	$ 8.53
Income from investment operations: Net investment income[c]	.18	.09
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.12)
Total from investment operations	.06	(.03)
Less distributions from: Net investment income	(.19)	(.09)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 8.28	$ 8.41
Total Return (%)	.75e**	(.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	124
Ratio of expenses before expense reductions (%)	.77*	.59*
Ratio of expenses after expense reductions (%)	.70*	.59*
Ratio of net investment income (loss) (%)	4.43*	4.09*
Portfolio turnover rate (%)[d]	89*	101

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period August 1, 2005 (commencement of operations for Class M shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] The portfolio turnover rates including mortgage dollar roll transactions was 236% and 312% for the periods ended April 30, 2006 and October 31, 2005, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.64	$ 8.61	$ 8.78	$ 8.81	$ 8.34
Income from investment operations: Net investment income[c]	.18	.33	.29	.24	.42	.55
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.21)	.09	(.03)	.05	.47
Total from investment operations	.06	.12	.38	.21	.47	1.02
Less distributions from: Net investment income	(.19)	(.37)	(.35)	(.38)	(.50)	(.55)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 8.26	$ 8.39	$ 8.64	$ 8.61	$ 8.78	$ 8.81
Total Return (%)	.69**	1.37[d]	4.48[d]	2.39	5.61	12.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.13	.23	.17	.34	4	5
Ratio of expenses before expense reductions (%)	.64*	1.52	1.59	.53	.52	.54[e]
Ratio of expenses after expense reductions (%)	.64*	.70	.71	.53	.52	.51[e]
Ratio of net investment income (%)	4.49*	3.87	3.34	2.69	4.89	6.32
Portfolio turnover rate (%)[f]	89*	101	221	390	396	83

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.42% to 4.89%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .51%, and .51%, respectively.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 236%, 312%, 295%, 484%, 461% and 101% for the periods ended April 30, 2006, October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS U.S. Government Securities Fund (the ``Fund'') (formerly Scudder U.S. Government Securities Fund) is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than other classes. Class M shares may be exchanged for Class A shares without being subject to an initial sales charge. Class M shares are not available to new investors. Institutional Class and Class M shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $147,252,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($8,731,000), October 31, 2007 ($29,637,000), October 31, 2008 ($46,511,000), October 31, 2010 ($954,000), October 31, 2011 ($30,995,000), October 31, 2012 ($8,994,000) and October 31, 2013 ($21,430,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Section 381-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $1,058,304,438 and $1,540,369,924, respectively. Purchases and sales of US Treasury obligations aggregated $293,999,512 and $226,670,996, respectively. Mortgage dollar rolls aggregated $2,253,426,030 and $2,175,876,247, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to the annual rate of 0.45% of the first $250,000,000 of the Fund's average daily net assets, 0.43% of the next $750,000,000 of such net assets, 0.41% of the next $1,500,000,000 of such net assets, 0.40% of the next $2,500,000,000 of such net assets, 0.38% of the next $2,500,000,000 of such net assets, 0.36% of the next $2,500,000,000 of such net assets, 0.34% of the next $2,500,000,000 of such net assets and 0.32% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.42% of the Fund's average daily net assets.

For the period November 1, 2005 through September 30, 2006, for Class A, B, C and Institutional Class shares and through July 29, 2008 for Class M, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80%, 0.80%, 0.80%, 0.70% and 0.64% of average daily net assets for Class A, B, C, M and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Service Provider Fees.

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 1,435,402	$ —	$ 548,538
Class B	140,937	30,190	74,246
Class C	31,659	—	15,992
Class M	153,803	38,209	5,225
Institutional Class	139	—	328
	$ 1,761,940	$ 68,399	$ 644,329

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 277,947	$ 53,087
Class C	187,348	31,914
	$ 465,295	$ 85,001

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 2,711,932	$ 412,571.22%
Class B	89,191	23,197.24%
Class C	58,392	17,259.23%
	$ 2,859,515	$ 453,027

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006, aggregated $37,399.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $156,271 and $2,623, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2006, DWS-SDI received $694.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $16,180, of which $7,320 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $7,462, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2006, the Fund's custodian fee was reduced by $1,309 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,952,835	$ 33,251,770	11,322,632	$ 97,222,043
Class B	387,388	3,254,046	1,053,309	9,036,113
Class C	340,674	2,867,620	1,260,626	10,825,148
Class M	272	2,290	100*	850*
Institutional Class	—	—	8,973	76,787
		$ 39,375,726		$ 117,160,941
Shares issued in tax-free reorganization
Class M	—	$ —	29,145,838**	$ 248,615,161**
Shares issued in reinvestment of dividends
Class A	4,520,346	$ 38,003,373	9,298,095	$ 79,632,586
Class B	126,310	1,060,288	306,428	2,619,133
Class C	78,567	661,333	164,802	1,412,788
Class M	164,948	1,388,067	98,810*	839,818*
Institutional Class	510	4,281	998	8,524
		$ 41,117,342		$ 84,512,849
Shares redeemed
Class A	(29,854,568)	$ (251,146,028)	(51,595,132)	$ (442,623,233)
Class B	(2,183,741)	(18,331,145)	(6,163,315)	(52,773,753)
Class C	(1,326,853)	(11,170,511)	(2,516,220)	(21,619,648)
Class M	(2,781,047)	(23,433,926)	(14,454,353)*	(123,164,225)*
Institutional Class	(11,728)	(98,769)	(2,338)	(20,000)
		$ (304,180,379)		$ (640,200,859)
Redemption fees		$ 1,948		$ 2,162
Net increase (decrease)
Class A	(21,381,387)	$ (179,889,017)	(30,974,405)	$ (265,766,865)
Class B	(1,670,043)	(14,016,731)	(4,803,578)	(41,118,380)
Class C	(907,612)	(7,641,558)	(1,090,792)	(9,381,416)
Class M	(2,615,827)	(22,043,569)	14,790,395*	126,291,604*
Institutional Class	(11,218)	(94,488)	7,633	65,311
		$ (223,685,363)		$ (189,909,746)

* For the period August 1, 2005 (commencement of operations of Class M shares) to October 31, 2005.

** On July 29, 2005, the Scudder Intermediate Government & Agency Trust was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

H. Acquisition of Assets

On July 29, 2005, the Fund acquired all of the net assets of Scudder Intermediate Government & Agency Trust pursuant to a plan reorganization approved by shareholders on June 24, 2005. The acquisition was accomplished by a tax-free exchange of 33,996,171 Class M shares of Scudder Intermediate Government & Agency Trust for 29,145,838 of Class M shares of Scudder U.S. Government Securities Fund outstanding on July 29, 2005. Scudder Intermediate Government & Agency Trust net assets at that date of $248,615,161, including $6,717,667 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,780,440,861. The combined net assets of the Fund immediately following the acquisition were $3,029,056,022.

I. Payments made by Affiliates

During the six-months ended April 30, 2006, the Advisor fully reimbursed the Fund $2,344 for losses incurred in violation of investment restrictions. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C, M and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class M	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	098	1418

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS U.S. Government Securities Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS U.S. Government Securities Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006